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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):


                               OCTOBER 6, 1994
                               ---------------

                              HECHINGER COMPANY
                              -----------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE                     0-7214                   52-1001530
- -----------------------------------------------------------------------------
  (STATE OR OTHER               (COMMISSION              (I.R.S. EMPLOYER
   JURISDICTION OF               FILE NUMBER)             IDENTIFICATION
   INCORPORATION)                                            NUMBER)



                        3500 PENNSY DRIVE
                           LANDOVER, MD                       20785
                        -----------------                     -----
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


                                (301) 341-1000
                               ---------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)






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ITEM 5.   OTHER EVENTS.

          On October 6, 1994, Hechinger Company (the "Company") reported sales information for September 1994. A copy of the press release announcing the September 1994 sales information is attached as
Exhibit 99 hereto and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(C)  Exhibits.

Exhibit No.

     99   Press release dated October 6, 1994.

















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                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     Hechinger Company




                                     By:  /S/ W. CLARK McCLELLAND
                                          -----------------------------
                                          W. Clark McClelland
                                          Executive Vice President and
                                            Chief Financial Officer



Date: October 6, 1994





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                                EXHIBIT INDEX


Exhibit                                                       Sequential
  No.                   Description                              Page
- -------                 -----------                           ----------
  99                Press release dated October 6, 1994





















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